Investor Presentation Third Quarter 2021

Safe Harbor Statement and Disclaimer Forward - Looking Statements In this presentation, “we,” “our,” “us,” “Five Star" or “the Company” refers to Five Star Bancorp, a California corporation, and our consolidated subsidiaries, including Five Star Bank, a California state - chartered bank, unless the context indicates that we refer only to the parent company, Five Star Bancorp . This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . These forward - looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results and the assumptions upon which those statements are based . Forward - looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan” or words or phases of similar meaning . The Company cautions that the forward - looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control . Such forward - looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated . New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company . If one or more of the factors affecting the Company’s forward - looking information and statements proves incorrect, then the Company’s actual results, performance or achievements could differ materially from those expressed in, or implied by, forward - looking information and statements contained in this press release . Therefore, the Company cautions you not to place undue reliance on the Company’s forward - looking information and statements . Important factors that could cause actual results to differ materially from those in the forward - looking statements are set forth in the Company’s Quarterly Report on Form 10 - Q for the quarter ended June 30 , 2021 under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time . The Company disclaims any duty to revise or update the forward - looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward - looking statements, except as specifically required by law . Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third - party sources . Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions . Although we believe that this information (including the industry publications and third - party research, surveys, and studies) is accurate and reliable, we have not independently verified such information . In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors . Finally, forward - looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward - looking statements in this presentation . Unaudited Financial Data Numbers contained in this presentation for the quarter ended September 30, 2021 and for other quarterly periods are unaudited . A dditionally, all figures presented as year - to - date, except for periods that represent a full fiscal year ended December 31, represent unaudited results. As a result, subsequent information may cause a ch ange in certain accounting estimates and other financial information, including the Company’s allowance for loan losses, fair values, and income taxes. Non - GAAP Financial Measures We present average loan yields, excluding SBA PPP loans, to help us describe our operating performance. Our presentation of t his non - GAAP measure is intended as a supplemental measure of our performance that is not required by, or presented with, U.S. generally accepted accounting principles ("GAAP"). This non - GAAP me asure should not be considered as an alternative to performance measures derived in accordance with U.S. GAAP. Our presentation of this non - GAAP measure should not be construed to imply that o ur future results will be unaffected by this item. See the appendix to this presentation for a reconciliation of this non - GAAP measure to the most directly comparable GAAP financial measure. October 2021 Investor Presentation | 2

Agenda • Company Overview • Most Recent Quarter Highlights • Loans and Credit Quality • Deposit and Capital Overview • Financial Results October 2021 Investor Presentation | 3

Company Overview October 2021 Investor Presentation | 4

Company Overview Nasdaq: Headquarters: Asset Size: Loans: Deposits: Bank Branches: October 2021 Investor Presentation | 5 CA Redding 5 5 Chico 6 Yuba City 80 7 Roseville 1 Elk Grove 4 Sacramento Santa Rosa Rancho Cordova 3 2 Bank Branch (7) Non - Depository Office (2) 505 FSBC Rancho Cordova, California $2.4 Billion $1.7 Billion (1) $2.2 Billion 7 Note: Balances are as of September 30, 2021. (1) Loans are presented net of allowance for loan losses and include loans held for sale. Five Star is a community business bank that was founded to serve the commercial real estate industry. Today, the markets we serve have expanded to meet customer demand and now include manufactured housing and storage, faith lending, government, nonprofits, and more.

Executive Team October 2021 Investor Presentation | 6 James Beckwith President and Chief Executive Officer Five Star since 2003 John Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Michael Rizzo Senior Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Senior Vice President and Chief Operations and Chief DE&I Officer Five Star since 2017 Kristine Hyde Senior Vice President and Chief Human Resources Officer Five Star since 2020 Heather Luck Senior Vice President and Chief Financial Officer Five Star since 2018 Shelley Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015

$440 $547 $565 $604 $811 $840 $973 $1,272 $1,480 $1,954 $2,151 $2,328 $2,434 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Core PPP Loans (2) Consistent and Organic Asset Growth October 2021 Investor Presentation | 7 CAGR (1) 5 years 10 years Total Assets 23.71% 18.67% Excluding PPP (2) 23.07% 18.37% Note: Dollars are in millions. Balances are end of period. (1) CAGR is based upon balances as of September 30, 2021. (2) References to PPP are to the Paycheck Protection Program.

Most Recent Quarter Highlights October 2021 Investor Presentation | 8 Profitability • Net income was $11.0 million for the quarter ended September 30, 2021, compared to $9.8 million for the quarter ended June 30 , 2021. • Return on average assets (“ROAA”) and return on average equity (“ROAE”) were 1.85% and 19.26%, respectively, for the quarter end ed September 30, 2021, and 1.75% and 24.25%, respectively, for the quarter ended June 30, 2021. Growth • Continued balance sheet growth with $181.6 million in non - PPP (2) loan growth and $102.1 million in deposit growth since June 30, 2021. • Increase of four employees since June 30, 2021 to 160 as of September 30, 2021. Net Interest Margin • Net interest margin was 3.60% for Q3 2021, compared to 3.48% for Q2 2021 and 3.30% for Q3 2020. • Average loan yield was 4.90% for Q3 2021, compared to 4.73% for Q2 2021 and 4.58% for Q3 2020. • Average yield, excluding Small Business Administration (“SBA”) PPP loans (2) was 4.66% for Q3 2021, compared to 4.76% for Q2 2021 and 4.97% for Q3 2020. (1) • $1.8 million of PPP (2) fee income was recognized on $59.4 million of PPP (2) loans forgiven during the most recent quarter. • Total cost of funds was 0.17% in Q3 2021, compared to 0.20% in Q2 2021. Asset Quality • The ratio of nonperforming loans to period end loans remained stable at 0.03% from December 31, 2020. • The ratio of llowance for loan losses to total loans was 1.28% as of September 30, 2021, compared to 1.47% as of December 31, 2020. • 183 PPP (2) loans remain outstanding totaling $61.5 million as of September 30, 2021. • Eight loans totaling $12.2 million, or 0.72% of total loans, were in a COVID - 19 deferral period as of September 30, 2021. Funding • For the most recent quarter ended, non - interest - bearing deposits comprise 41.30% of total deposits, compared to 40.12% at the en d of the trailing quarter. • Deposits comprise 98.21% of total liabilities as of September 30, 2021. Capital • All capital ratios remain above well - capitalized regulatory thresholds as of September 30, 2021. • The board of directors declared a cash dividend of $0.15 per share on July 6 th , 2021. Note: 2021 financial results are unaudited. (1) A reconciliation of this non - GAAP measure is set forth in the appendix. (2) References to PPP are to the Paycheck Protection Program.

Loans and Credit Quality October 2021 Investor Presentation | 9

Consistent Loan Growth October 2021 Investor Presentation | 10 Note: Balances are end of period, net of fees, and exclude loans held for sale. Yields are based on average balance and annualized quarterly interest income. References to PPP are to the Paycheck Protection Program. (1) CAGR is based upon balances as of September 30, 2021. (2) A reconciliation of this non - GAAP measure is set forth in the appendix. $253 $253 $148 $183 $121 $61 4.86% 4.93% 5.28% 5.45% 5.28% 4.82% 4.58% 5.22% 4.95% 4.73% 4.90% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2016 2017 2018 2019 Q1 2020 Q2 2020 Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Total Loans (Millions) Non-PPP Loans PPP Loans Average Loan Yield Average Loan Yield Excl PPP CAGR (1) 5 years Total Loans 21.59% (2)

Loan Portfolio Composition October 2021 Investor Presentation | 11 Note: Dollars are in millions. Balances are net book value at period end and exclude loans held for sale. References to PPP a re to the Paycheck Protection Program. (1) Types of collateral in the “all other types” category are those that individually make up less than 5% CRE concentration. Commercial 77% Commercial land and development 1% Commercial construction 3% Residential construction 0% Residential 2% Farmland 3% Secured 8% Unsecured 1% PPP 4% Consumer and other 1% Types of collateral securing commercial real estate ("CRE") loans Loan Balance # of Loans % of CRE Manufactured home community 391$ 206 30% Multifamily 143$ 65 11% Retail 117$ 50 9% Office 114$ 85 9% Faith based 99$ 69 8% Industrial 92$ 96 6% Mini storage 82$ 23 6% Mixed use 78$ 35 6% All other types (1) 201$ 88 15% Total 1,317$ 717 100%

CRE Collateral Values October 2021 Investor Presentation | 12 30% 11% 9% 9% 8% 6% 6% 6% 15% 14% 5% 8% 2% 5% 2% 21% 1% 8% 78% 75% 75% 75% 81% 94% 69% 73% 95% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Manufactured home community Multifamily Retail Office Faith based Industrial Mini storage Mixed use All other types(2) % of CRE Min LTV Max LTV Note: Dollars are in millions. Balances are net book value at period end and exclude loans held for sale. (1) Types of collateral in the “all other types” category are those that individually make up less than 5% CRE concentration. Types of collateral securing CRE loans Loan Balance Collateral Value % of CRE # of Loans Manufactured home community 391$ 645$ 30% 206 Multifamily 143$ 327$ 11% 65 Retail 117$ 221$ 9% 50 Office 114$ 241$ 9% 85 Faith based 99$ 247$ 8% 69 Industrial 92$ 227$ 6% 96 Mini storage 82$ 153$ 6% 23 Mixed use 78$ 144$ 6% 35 All other types (1) 201$ 453$ 15% 88 Total 1,317$ 2,658$ 100% 717

Loan Portfolio Diversification We focus primarily on commercial lending, with an emphasis on commercial real estate . We offer a variety of loans to small and medium - sized businesses, professionals, and individuals, including commercial real estate, commercial land and construction, and farmland loans . To a lesser extent, we also offer residential real estate, construction real estate, and consumer loans . October 2021 Investor Presentation | 13 Real Estate Loans by Geography Loans by Type Loans by Purpose Note: Balances are net book value at September 30, 2021 and exclude loans held for sale. References to PPP are to the Paycheck Protection Program. CRE Manufactured Home , 22.9% CRE Other , 10.1% Commercial SBA 7A PPP , 3.6% CRE Office , 6.7% CRE Multifamily , 8.4% CRE Retail , 6.9% CRE Faith Based , 5.8% Commercial Other , 9.4% Commercial Construction , 3.3% CRE Industrial , 5.4% CRE Mixed Use , 4.6% CRE Mini Storage , 4.8% Commercial SBA 7A , 3.0% CRE Agricultural , 3.2% Others , 1.9% CML Term Multifamily , 31.2% CML Term CRE NOO , 26.9% CML Term CRE OO , 18.8% SBA 7A PPP , 3.6% CML Const CRE , 2.8% CML Secured , 4.1% SBA 7A Secured , 2.7% CML Term Ag RE , 3.2% Others , 6.7%

Loan Rollforward October 2021 Investor Presentation | 14 Note: Dollars are in millions. Period end loan balances are net of allowance for loan losses and exclude loans held for sale. References to PPP are to the Paycheck Protection Program. Column1 Q1 2021 Q2 2021 Q3 2021 Beginning Balance 1,481$ 1,521$ 1,563$ Non PPP Originations 120$ 181$ 280$ PPP Originations 99$ 3$ -$ Non PPP Payoffs and Paydowns (107)$ (76)$ (101)$ PPP Forgiveness (72)$ (66)$ (59)$ Ending Balance 1,521$ 1,563$ 1,683$

Asset Quality Our primary objective is to maintain a high level of asset quality in our loan portfolio. In order to maintain our strong asset quality, we: - Place emphasis on our commercial portfolio, where we reevaluate risk assessments as a result of reviewing commercial property operating statements and borrower financials - Monitor payment performance, delinquencies, and tax and property insurance compliance - Design our practices to facilitate the early detection and remediation of problems within our loan portfolio - Employ the use of an outside, independent consulting firm to evaluate our underwriting and risk assessment process October 2021 Investor Presentation | 15 $1.5 $3.1 $2.1 $0.8 $0.5 $0.5 $0.4 $0.6 0.23% 0.41% 0.22% 0.07% 0.03% 0.03% 0.03% 0.03% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Nonperforming Assets Nonperforming Assets to Total Loans 1.30% 1.25% 1.21% 1.26% 1.47% 1.44% 1.39% 1.28% - 0.01% 0.03% 0.23% 0.21% 0.12% 0.01% 0.01% 0.02% -0.20% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 ALLL to Total Loans Net Charge-offs to Total Loans Nonperforming Asset Trend ALLL and Net Charge - off Trend Note: Dollars are in thousands. Values are as of period end. 2021 financial results are unaudited.

Allocation of Allowance for Loan Losses

(dollars in thousands)	December 31, 2020		March 31, 2021		June 30, 2021		September 30, 2021	
Allowance for Loan Losses	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**
Collectively evaluated for impairment								
Real estate:								
Commercial	$ 9,358	42.18%	$ 10,219	45.88%	$ 10,108	45.63%	$ 11,695	53.53%
Commercial land & development	77	0.35%	80	0.36%	75	0.34%	112	0.51%
Commercial construction	821	3.70%	504	2.26%	491	2.22%	343	1.57%
Residential construction	87	0.39%	57	0.26%	46	0.21%	60	0.27%
Residential	220	0.99%	188	0.84%	188	0.85%	207	0.95%
Farmland	615	2.77%	578	2.60%	594	2.68%	666	3.05%
Total real estate loans	11,178	50.38%	11,626	52.20%	11,502	51.93%	13,083	59.88%
Commercial:								
Secured	9,476	42.70%	8,918	40.04%	9,194	41.50%	7,260	33.23%
Unsecured	179	0.81%	195	0.88%	209	0.94%	218	1.00%
Paycheck Protection Program (PPP)	-	0.00%	-	0.00%	-	0.00%	-	0.00%
Total commercial loans	9,655	43.51%	9,113	40.92%	9,403	42.44%	7,478	34.23%
Consumer and other	632	2.85%	528	2.38%	484	2.18%	638	2.92%
Unallocated	724	3.26%	932	4.18%	764	3.45%	515	2.36%
Individually evaluated for impairment								
Commercial secured	-	0.00%	-	0.00%	-	0.00%	134	0.61%
Consumer and other	-	0.00%	72	0.32%	-	0.00%	-	0.00%
Total allowance for loan losses	$ 22,189	100.00%	$ 22,271	100.00%	$ 22,153	100.00%	$ 21,848	100.00%

FIVE STAR BANCORP Note: Data is in thousands. 2021 financial results are unaudited.

October 2021 Investor Presentation | 16

98.94% 96.01% 96.09% 96.36% 96.60% 0.92% 1.61% 1.53% 1.33% 1.24% 0.14% 2.38% 2.38% 2.31% 2.16% Q4 2019 Q4 2020 Q1 2021 Q2 2021 Q3 2021 % of Loan Portfolio Outstanding, by Risk Grade Pass Watch Substandard Doubtful Risk Grade Migration October 2021 Investor Presentation | 17 Note: 2021 financial results are unaudited. (1) Dollars are in thousands. Column1 Q4 2019 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Real Estate: Commercial 859$ 35,543$ 35,531$ 35,519$ 35,488$ Commercial land & development - - - - - Commercial construction - - - - - Residential construction - - - - - Residential - 183 182 181 179 Farmland - - - - - Commercial: Secured 772 132 1,037 1,026 1,154 Unsecured - - - - - Paycheck Protection Program (PPP) - - - - - Consumer and other 50 - 71 - - Total 1,681$ 35,858$ 36,821$ 36,726$ 36,821$ Classified Loans (1) (Loans Rated Substandard or Doubtful)

Deposit and Capital Overview October 2021 Investor Presentation | 18

30.9% 30.5% 28.9% 29.5% 39.0% 40.3% 40.1% 41.3% 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 84.3% 89.7% 83.2% 90.5% 84.5% 78.0% 76.8% 78.9% 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Diversified Funding October 2021 Investor Presentation | 19 Total Deposits (1) = $2.2 Billion 98.2% of Total Liabilities Liability Mix Money Market and Savings 48.1% Non - Interest - Bearing Demand 40.6% Interest - Bearing Demand 7.1% Time Deposits 2.4% Borrowings & Subordinated Debt 1.3% Other liabilities 0.5% Loan to Deposit Ratio Non - Interest - Bearing Deposits to Total Deposits Note: 2021 financial results are unaudited. (1) Balances as of September 30, 2021.

Strong Deposit Growth and Cost of Funds October 2021 Investor Presentation | 20 CAGR (1) 5 years Total Deposits 23.30% Note: Dollars are in millions and balances are end of period. Cost of funds is based on average balance and annualized quarterly interest expense. 2021 financial results are unaudited. (1) CAGR is based upon balances as of September 30, 2021.

Capital Ratios October 2021 Investor Presentation | 21 Tier 1 Leverage Ratio Common Equity Tier 1 to Risk - Weighted Assets (“RWA”) Total Capital to RWA Tier 1 Capital to RWA 9.66% 8.26% 6.81% 7.51% 6.58% 9.54% 2016 2017 2018 2019 2020 Q3 2021 10.81% 9.32% 7.48% 8.21% 8.98% 12.84% 2016 2017 2018 2019 2020 Q3 2021 10.81% 9.32% 7.48% 8.21% 8.98% 12.84% 2016 2017 2018 2019 2020 Q3 2021 11.97% 13.23% 10.79% 11.52% 12.18% 15.70% 2016 2017 2018 2019 2020 Q3 2021 Note: All 2021 figures are for the quarter ending September 30, 2021. 2021 financial results are unaudited.

Financial Results October 2021 Investor Presentation | 22

Earnings Track Record October 2021 Investor Presentation | 23 Q1'20 Q2'20 Q3'20 Q4'20 Q1'21 Q2'21 Q3'21 Net Income ($MM) $7.0 $10.1 $9.3 $9.5 $10.3 $9.8 $11.0 Qrtrly Basic Earnings Per Share ("EPS") $0.72 $1.05 $0.94 $0.86 $0.93 $0.67 $0.64 Qrtrly Diluted EPS $0.72 $1.05 $0.94 $0.86 $0.93 $0.67 $0.64 $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $- $2 $4 $6 $8 $10 $12 Quarterly EPS (basic) Earnings (in Millions) Note: All quarterly financial results are unaudited.

Operating Metrics October 2021 Investor Presentation | 24 Efficiency Ratio Return on Average Assets Total Income Before Taxes Net Interest Margin 3.72% 3.99% 3.93% 3.98% 3.68% 3.63% 2016 2017 2018 2019 2020 2021 YTD 40.32% 37.94% 42.27% 38.63% 37.92% 43.77% 2016 2017 2018 2019 2020 2021 YTD $16.4M $22.1M $23.4M $30.4M $37.3M $34.5M 2016 2017 2018 2019 2020 2021 YTD 1.99% 2.34% 1.99% 2.15% 1.95% 1.88% 2016 2017 2018 2019 2020 2021 YTD Note: All 2021 figures are through September 30, 2021. 2021 financial results are unaudited.

$2.60 $2.92 $3.08 $3.40 $3.57 $2.18 2016 2017 2018 2019 2020 2021 YTD 1.99% 2.34% 1.99% 2.15% 1.95% 1.88% 2016 2017 2018 2019 2020 2021 YTD Shareholder Returns October 2021 Investor Presentation | 25 Note: All 2021 figures are through September 30, 2021. 2021 financial results are unaudited. ROAE EPS (diluted) ROAA 24.57% 27.80% 29.28% 31.40% 31.16% 24.01% 2016 2017 2018 2019 2020 2021 YTD

We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity, and custome r e mpathy. We are dedicated to serving real estate, agricultural, faith - based, and small to medium - sized enterprises. We aim to consistentl y deliver value that meets or exceeds the expectations of our shareholders, customers, employees, business partners, and community.

Appendix: Non-GAAP Reconciliation (Unaudited)

The Company uses financial information in its analysis of the Company's performance that are not in conformity with GAAP. The Company believes that this non-GAAP financial measure provide useful information to management and investors that is supplementary to the Company's financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measure has a number of limitations. As such, investors should not view this disclosure as a substitute for results determined in accordance with GAAP, and it is not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measure the Company discloses, but may calculate it differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons.

Average loan yield, excluding SBA PPP loans, is defined as the daily average loan yield, excluding SBA-guaranteed PPP loans, and includes both performing and nonperforming loans. The most directly comparable GAAP financial measure is average loan yield.

(dollars in thousands)	For the three months ended						
Average loan yield, excluding SBA PPP loans	**3/31/2020**	**6/30/2020**	**9/30/2020**	**12/31/2020**	**3/31/2021**	**6/30/2021**	**9/30/2021**
Interest income on loans	$ 16,061	$ 17,522	$ 17,735	$ 20,087	$ 18,613	$ 18,626	$ 20,085
Less: interest income on SBA PPP loans	-	1,312	1,663	3,561	2,400	1,771	2,054
Interest income on loans, excluding SBA PPP loans	16,061	16,210	16,072	16,526	16,213	16,855	18,031
Annualized interest income on loans, excluding SBA PPP loans (numerator)	64,597	65,196	63,939	65,745	65,753	67,605	71,536
Average total loans	$ 1,224,426	$ 1,461,437	$ 1,539,239	$ 1,530,227	$ 1,526,001	$ 1,578,438	$ 1,625,995
Less: average SBA PPP loans	-	206,396	253,366	200,541	176,255	158,568	89,436
Average total loans, excluding SBA PPP loans (denominator)	1,224,426	1,255,041	1,285,873	1,329,686	1,349,746	1,419,870	1,536,559
Average loan yield, excluding SBA PPP loans	**5.28%**	**5.19%**	**4.97%**	**4.94%**	**4.87%**	**4.76%**	**4.66%**

FIVE STAR BANCORP

Note: References to PPP are to the Paycheck Protection Program.

Third Quarter 2021 Investor Presentation | 27